UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2021

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America's Car-Mart Inc.

(Exact name of registrant as specified in its charter)

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Texas	0-14939	63-0851141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401

Rogers, Arkansas 72756

(Address of Principal Executive Offices) (Zip Code)

(479) 464-9944

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2021, the Board of Directors of the Company elected Dawn C. Morris as a new, independent director, effective April 1, 2021. Ms. Morris will serve until the Company’s 2021 Annual Meeting of Stockholders, and until such time as her successor is duly elected and qualified, or until her earlier resignation or removal. This appointment fills the vacancy resulting from the previous retirement of Jim von Gremp from the Board of Directors in August 2020. Ms. Morris has not been named to any committees at this time.

Ms. Morris, age 53, was formerly the Chief Digital and Marketing Officer at First Horizon Corporation (NYSE: FHN), where she was responsible for enterprise-wide marketing strategies, including digital banking and customer experience. Ms. Morris started her career as an Army officer at Fort Bragg, NC after graduating from the United States Military Academy at West Point. In 2002, Ms. Morris joined RBC Bank and served in roles ranging from sales leadership to corporate strategy. In 2010, she joined RBS Citizens Financial Group as Senior Vice President and had responsibility for Business Banking Product Management and later Customer Segment and Product Marketing. In 2014, Ms. Morris joined Webster Bank, N.A., bank subsidiary of Webster Financial Corporation (NYSE: WBS), as Executive Vice President and Chief Marketing Officer, where she was responsible for transforming and building the bank’s marketing function. She has served on numerous boards including Marketing EDGE, a national non-profit for marketing leadership, the Girls Scouts of Connecticut and Massachusetts, and as co-chair with the Governor of Connecticut on the Governor’s Prevention Partnership. A recognized marketing and digital expert, she often speaks about marketing and customer strategy at conferences worldwide.

There is no arrangement or understanding between Ms. Morris and any other persons pursuant to which Ms. Morris was selected as director.

Item 7.01. Regulation FD Disclosure.

On March 19, 2021, the Company issued a press release announcing the appointment of Ms. Morris to the Company’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2., the information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The Company undertakes no obligation to update or revise this information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release announcing appointment of new director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc.

Date: March 19, 2021	By:	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer (Principal Financial Officer)